KEEP WELL AGREEMENT

          THIS AGREEMENT, dated as of May 31, 2000 (this "Agreement"), among OUR FOOD PRODUCTS GROUP, INC., f/k/a Hamlin Food Products Group, Inc., a Texas corporation (the "Borrower"), MORGAN KENT GROUP, INC., a Delaware corporation (the "Investor"), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender").

                                   BACKGROUND:

          Lender has agreed, on the terms and conditions set forth in that certain Credit and Security Agreement by and between the Borrower and the Lender dated as of May 31, 2000 (as the same may be further amended, supplemented or otherwise modified from time to time the "Credit Agreement"), to make loans and to extend credit to Borrower. Investor will derive substantial economic benefits from the extensions of credit provided to Borrower pursuant to the Credit Agreement.

          To induce Lender to enter into the Credit Agreement and to make any loans under the Credit Agreement, Investor has agreed to execute and deliver this Agreement, pursuant to which Investor agrees to infuse funds into Borrower to offset any Net Losses (as hereafter defined) incurred by Borrower for any calendar month commencing with the month beginning on May 31, 2000. The infusion of funds will take the form of subordinated loans to Borrower from Investor or equity contributions to Borrower by Investor.

          NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1. DEFINED TERMS. As used in this Agreement, capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, terms defined in the preamble and recitals hereto shall be used herein as so defined, and the following terms shall have the following meanings, unless the context otherwise requires:

          "BANKRUPTCY CODE" shall mean Title 11 of the United States Code, as amended from time to time.

          "CAPITAL CONTRIBUTION" shall have the meaning ascribed to such term in subsection 2(c).

          "CONSOLIDATED" shall mean the consolidation in accordance with GAAP of the accounts or other items as to which such term applies.


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          "KEEP WELL PERIOD"  shall mean the period  commencing  on May 31, 2000 and continuing until and including the calendar month end on which the Borrower has achieved a positive Net Income for six (6) consecutive months.

          "PAYMENT" shall have the meaning ascribed to such term in subsection 2(c).

          "PAYMENT AMOUNT" shall have the meaning given to it in Section 2(b).

          "PAYMENT EVENT" shall have the meaning given to it in Section 2(a).

          "NET INCOME" shall mean for any fiscal period of Borrower and its Subsidiaries, the Consolidated net income of Borrower and its Subsidiaries determined in accordance with GAAP provided that there shall be excluded therefrom any extraordinary or unusual gains during such fiscal period.

          "NET LOSS" shall mean for any fiscal period of Borrower and its Subsidiaries, the Consolidated net deficit or loss of Borrower and its Subsidiaries determined in accordance with GAAP provided that there shall be excluded therefrom any extraordinary or unusual gains during such fiscal period.

          "PROCEEDING" shall mean any case or proceeding, voluntary or involuntary, under the Bankruptcy Code, or any similar existing or future law of any jurisdiction, state or federal, relating to bankruptcy, insolvency, reorganization or relief of debtors.

          "SUBORDINATED  NOTES"  shall have the  meaning  given to it in Section
2(c).

          2. PAYMENTS. (a) Investor shall make Payments, whether before or after the commencement of a Proceeding, upon the occurrence of a Net Loss for any calendar month during the Keep Well Period (a "Payment Event").

          (b) Upon a Payment Event, Investor shall make a Payment in an amount equal to the Net Loss (the "Payment Amount") not later than ten (10) business days following the date on which Borrower delivers the monthly financial statements of Borrower and its Subsidiaries to Lender, provided that such statements are delivered in the time periods set forth in the Credit Agreement. If such financial statements are not delivered to Lender within the time periods set forth in the Credit Agreement, the Payment shall be made on the tenth (10th) calendar day after the end of the calendar month immediately following the calendar month in which the Net Loss occurred. Nothing herein contained shall affect any of the other rights Lender may have as a result of the failure of delivery of such financial statements, including, without limitation, the rights of Lender under the Credit Agreement and under paragraph 4 hereof.

          (c) (i) Investor shall satisfy its obligations to make Payments hereunder by, at its option, either (x) purchasing at par from Borrower, subordinated notes (the "Subordinated Notes") of Borrower containing such terms and provisions as are satisfactory to Lender in its sole discretion,


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including,  without  limitation,  subordination  terms as set forth in a written subordination agreement (the "Subordination Agreement") executed by the Investor in favor of the Lender in form and substance acceptable to Lender and substantially in the form of EXHIBIT A attached hereto, in an aggregate principal amount equal to the relevant Payment Amount or (y) contributing to the
capital  of  Borrower  or   purchasing   common  stock  of  Borrower   ("Capital
Contribution") in an amount equal to the relevant Payment Amount. Any such purchase of Subordinated Notes or Capital Contribution by Investor shall constitute a "Payment" hereunder.

          (ii) All Payments shall be made directly by Investor to Borrower in immediately available funds. Borrower shall promptly issue the Subordinated Notes or common stock, if applicable, and take all necessary action to effectuate such issuance.

          (iii)  The   commencement  of  a  Proceeding   shall  not  affect  the
obligations of Investor to make Payments under this Agreement.

          (d) If, upon delivery by Borrower to Lender of the audited annual financial statements of Borrower and its Subsidiaries required pursuant to the Credit Agreement, the amount of the Net Loss (if any) as reported on such financial statements for the period then ended exceeds the amount of Net Loss as reported on the monthly financial statements delivered by Borrower to Lender theretofore, Investor shall make a Payment in the amount of such excess not later than ten (10) business days after the date on which Borrower is required to deliver such financial statements to Lender pursuant to the Credit Agreement.

          3. REPRESENTATIONS AND WARRANTIES. Investor hereby represents and warrants as follows:

          (a) Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and it has all requisite power and authority to enter into this Agreement and all other documents to be executed by it in connection herewith and to carry out the terms hereof and thereof.

          (b) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on its part, will not result in any violation of, or be in conflict with or constitute a default under, any agreement or under any law, statute, regulation or ordinance applicable to it or result in the creation of any Lien upon any of its properties or assets. This Agreement has been duly executed and delivered on behalf of Investor and constitutes a legal, valid and binding obligation of Investor, enforceable against Investor in accordance with its terms.

          (c) No consent or authorization of, filing with or other act by or in respect of, any governmental authority and no consent of any other Person (including, without limitation, any stockholder or creditor of Investor) is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

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

          4. PURCHASE BY INVESTOR OF LENDER'S INTEREST. If, for any reason whatsoever (including, without limitation, the commencement of a Proceeding with respect to Borrower) (i) Investor has not made a Payment within five (5) calendar days after such payment was required pursuant to Section 2 or (ii) Borrower shall have failed to deliver to Lender its monthly, quarterly or annual financial statements within the applicable time periods provided for in the Credit Agreement, Lender shall have the option, which may be exercised in its sole discretion upon ten (10) calendar days prior written notice (the "Notice") to Investor, to cause Investor to purchase from Lender all of the Obligations of Borrower to Lender at a purchase price equal to the then outstanding principal balance of the Advances together with all interest, charges and fees payable thereon in immediately available funds on the date specified in the Notice. The obligation of Investor to purchase the Obligations shall be performed on or prior to the date specified in the Notice, and upon receipt of the purchase price Lender shall assign the Obligations and Collateral to Investor without recourse, warranty or representation of any kind. The provisions of this Section 4 are in addition to and not in limitation of any remedies of Lender set forth herein or in the Credit Agreement.

          5. UNCONDITIONAL OBLIGATIONS; WAIVERS OF DEFENSES. The obligations of Investor under this Agreement shall be absolute and unconditional under any and all circumstances, and shall not be to any extent or in any way discharged, impaired or otherwise affected except by performance in full. Without limiting the generality of the foregoing, such obligations shall not be affected by: (i) any lack of validity or enforceability of the Credit Agreement, the Notes or any other Loan Document, (ii) any amendment of or addition or supplement to, or any waiver or consent with respect to, the Credit Agreement, the Notes, or any other Loan Document, (iii) any exercise or nonexercise of any right, power or remedy under or in respect of the Credit Agreement, the Notes, or any other Loan Document (iv) any exchange, release or nonperfection of any Collateral or any other action or omission to act with respect to any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations or any other release, extension, settlement, compromise, indulgence or other action, inaction, change, waiver or omission under or in respect of the Credit Agreement, the Notes, or any other Loan Document, (v) the value of the Collateral regardless of the manner of determining such value, (vi) the subordination of the payment of the Notes or any part thereof to the payment of any other debts or claims which may at the time be due or owing by Borrower to Lender or to any other Person, (vii) any Proceeding involving Borrower or Investor, (viii) any Event of Default under the Credit Agreement whether or not the indebtedness evidenced by the Notes shall have become due and payable, (ix) any claim, abatement, reduction, limitation, impairment, termination, set-off, defense, counterclaim or recoupment whatsoever or any right to any thereof (including, but not limited to, claims, abatements, reductions, limitations, impairments, terminations, set-offs, defenses, counterclaims or recoupment for or on account of any past, present or future indebtedness of Borrower to Investor or which may be asserted by Borrower against Lender, whether or not arising under this Agreement and whether or not arising out of any action or nonaction on the part of Borrower or Lender, including any disposition of the assets of Borrower or any part thereof pursuant to requirements of any governmental authority, actions of judicial receivers or trustees or otherwise and whether or not arising from wilful or negligent acts or omissions), (x) any failure on the part of Borrower to perform its respective duties and obligations under this Agreement, (xi) any other circumstance which constitutes or might be construed to constitute, an equitable or legal discharge of Borrower for the Obligations, or of Investor under this Agreement, in bankruptcy or in any other instance, or (xii) any other circumstance, happening, condition or event whatsoever, whether or not similar to any of the foregoing; whether or not Investor shall have notice or knowledge of any of the foregoing or shall have consented to any of the foregoing. Investor hereby irrevocably waives, to the extent that it may do so under applicable law, any defense based on the adequacy of a remedy at law which may be asserted as a bar to the remedy of specific performance in any action brought against Investor for specific performance of this Agreement by Borrower or Lender or for its benefit by a receiver or trustee appointed for Borrower or in respect of all or a substantial part of Borrower's assets under the bankruptcy or insolvency laws of any jurisdiction to which Borrower is, or its assets are, subject. Anything in this
Section 5 to the contrary notwithstanding, Investor shall not be precluded from asserting as a defense against any claim made against it upon any of its obligations hereunder that it has fully performed such obligation in accordance with the terms of this Agreement.

          6. REINSTATEMENT. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is invalidated, declared to be fraudulent or preferential, set aside, rescinded or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy, liquidation, dissolution or reorganization of Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower or any substantial part of its property, or otherwise, all as though such payment had not been made.

          7. LENDER AS BENEFICIARY, ENFORCEMENT ACTION. The agreements contained herein have been made for the benefit of Lender, as well as Borrower. If at any time Investor shall fail to fulfill its obligations hereunder, Lender may proceed to protect and enforce the rights of Lender under this Agreement by suit in equity, action at law or other appropriate proceedings, whether for the specific performance of any covenant or agreement contained in this Agreement or otherwise. Each and every remedy of Lender shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

          8. NO WAIVER, CUMULATIVE REMEDIES. No failure to exercise nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder or by statute or at law or in equity shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other power or right. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law or in any other Loan Documents.

          9. NOTICES. All notices, requests and demands to or upon the parties may be given by (a) hand delivery, (b) registered or certified mail return receipt requested, (c) telex or telegram, subsequently confirmed by registered or certified mail, or (d) telefaxed (with communication to a duly authorized officer of the recipient confirming its receipt), subsequently confirmed by registered or

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

certified mail, addressed to Investor, Borrower and Lender at the respective addresses or transmission numbers set forth under its signatures below, and shall be effective (i) in the case of mail, on the business day deposited in the mail and (ii) in the case of telex or facsimile transmissions, when delivered to the transmission number as provided in this Section.

          10. WAIVERS, AMENDMENTS. No provision of this Agreement shall be waived, amended or supplemented except by a written instrument executed by Investor, Borrower and Lender. This Agreement and all obligations of Investor and Borrower hereunder shall be binding upon its respective successors and assigns, and shall together with the rights and remedies of Lender hereunder, inure to the benefit of Lender and its successors and assigns; provided, however, that no assignment or purported assignment by Investor of any of its rights or obligations hereunder shall be effective to relieve Investor of its obligations hereunder unless such assignment is consented to in writing by Lender. Lender may assign its rights under this Agreement in whole or in part and, if it does so, shall notify Investor and Borrower thereof (provided that the failure by Lender to give such notice shall not have any adverse effect on the validity or enforceability of such assignment).

          11. GOVERNING LAW. This Agreement shall be governed by and be construed and interpreted in accordance with the laws of the State of Minnesota.

          12. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          13. SUBMISSION TO JURISDICTION; WAIVER.

          (a) Investor and Borrower hereby irrevocably and unconditionally

               (i) submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect hereof, to the nonexclusive general jurisdiction of the District Court of Hennepin County, Minnesota, or the United States District Court, District of Minnesota, Fourth Division and appellate courts from any thereof;

               (ii) consents that any such action or  proceeding  may be brought in such courts, and waives any objection that it may, now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

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

               (iii)agrees  that  service  of  process  in any  such  action  or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form and mail), postage prepaid, to Investor or Borrower at its address set forth under its signature below or at such other address of which Lender shall have been notified pursuant hereto; and

               (iv) agrees that nothing  herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

          (b)  INVESTOR  AND  BORROWER  AND  LENDER   HEREBY   IRREVOCABLY   AND
UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN SECTION 13(a).

          14. COUNTERPARTS. This Agreement may be executed by the parties hereto in any number of counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]


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          IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Keep Well
Agreement to be duly executed and delivered by its duly authorized officers on the date and year first above written.

  Address for Notices:                   BORROWER:

  #1 Chisholm Trail                      OUR FOOD PRODUCTS GROUP, INC.
  Buda, Texas 78610                      By: /s/ Julie Tedesco
  Telecopier: 512-295-3020                  ------------------------------------
  Attention: Julie P. Tedesco, CFO          Name:  JULIE TEDESCO
                                            Title: Chief Financial Officer


  Address for Notices:                   INVESTOR:

  --------------------------             MORGAN KENT GROUP, INC.
  --------------------------             By: /s/ Jeffrey K. Moore
  --------------------------                 -----------------------------------
  Telecopier:                                Name:  JEFFREY K. MOORE
             ---------------                 Title: Chairman
  Attn:
       ---------------------



 Address for Notices:                    LENDER:

 Norwest Center   N9312-040              WELLS FARGO BUSINESS CREDIT, INC.
 Sixth Street and Marquette Avenue       By: /s/ Michelle Salisbury
 Minneapolis, Minnesota 55479               ------------------------------------
 Telecopier:  612/341-2472               Name:  MICHELLE SALISBURY
 Attn:    Michelle Salisbury             Title: Vice President

 and to:

 Wells Fargo Business Credit, Inc.
 6100 Bandera Road
 Suite SL100
 San Antonio, Texas 78238
 Telecopier: 210/856-8989
 Attention: Michelle Salisbury

                                    EXHIBIT A

                    (Attach Form of Subordination Agreement)